Exhibit 32.1

                            Certification Pursuant to
                             18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the annual report of BioSpecifics Technologies Corp. (the "Company") on Form 10-KSB for the year period ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Edwin H. Wegman, President, Chief Executive Officer and Interim Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, subject to form TH and 12b(5); and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                      /s/ Edwin H. Wegman
                                      -----------------------------------------
                                      Edwin H. Wegman
                                      President and Chief Executive Officer and
                                      Interim Principal Accounting Officer
November 2, 2004